As filed with the Securities and Exchange Commission on May 3, 1999
                                                     Registration No. 333-76057

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                                AMENDMENT NO. 1
                                       to

                                    FORM S-4
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                               ---------------

                        RUSSELL-STANLEY HOLDINGS, INC.
         (Exact Name of Registrant Issuer as Specified in Its Charter-- See Inside Facing Page for Table of Additional Registrant Guarantors)


             DELAWARE                           3412                       22-3525626
(State or other jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization)      Classification Code Number)     Identification Number)

                               ---------------

                               685 Route 202/206
                             Bridgewater, NJ 08807
                                (908) 203-9500
(Address, including zip code, and telephone number, including area code, of registrant issuer's principal executive offices)

                               Daniel W. Miller
                        Russell-Stanley Holdings, Inc.
                               685 Route 202/206
                             Bridgewater, NJ 08807
                                (908) 203-9500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------

                                With a copy to:

                            Stephan J. Feder, Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                           New York, New York 10017
                                (212) 455-2000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act Registration number of the earlier effective Registration Statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Registration Statement number of the earlier effective Registration Statement for the same offering. [ ]

                                ---------------

     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   TABLE OF ADDITIONAL REGISTRANT GUARANTORS



                                         State or Other
                                         Jurisdiction of
       Exact Name of Registrant           Incorporation     I.R.S. Employer     Address, Including Zip Code, and Telephone
    Guarantor as Specified in its              or            Identification     Number, Including Area Code, of Registrant
               Charter                    Organization           Number          Guarantor's Principal Executive Offices
-------------------------------------   ----------------   -----------------   -------------------------------------------
Russell-Stanley Corp.                   New Jersey             22-1505645      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)
Container Management Services, Inc.     South Carolina         57-0941972      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)
New England Container Co., Inc.         Rhode Island           05-0268961      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)
Russell-Stanley, Inc.                   Illinois               22-2623485      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)
RSLPCO, Inc.                            Delaware               22-3611710      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)
Russell-Stanley, L.P.                   Texas                  22-3611707      685 Route 202/206
                                                                               Bridgewater, NJ 08807, (908-203-9500)

                                Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits which previously had been designated as to be filed by amendment. Accordingly,
Part I, Information Required in the Prospectus, has not been repeated in this filing.

                                    PART II

                  INFORMATION NOT REQUIRED IN THE PROSPECTUS


Item 20. Indemnification of Directors and Officers


     Section 145 of the Delaware General Corporation Law (the "DGCL") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative, or investigative (other than action by or in the right of the corporation a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise. The Registrant's by-laws provide that the Registrant will indemnify any person to the fullest extent permitted by Delaware law who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Registrant to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Registrant, or is or was serving in any capacity at the request of the Registrant for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not directors or officers of the Registrant may be similarly indemnified in respect of service to the Registrant or to any of the above other entities at the request of the Registrant to the extent the board of directors at any time specifies that such persons are entitled to the benefits of such indemnification. Pursuant to the by-laws, the Registrant also has the power to purchase officers' and directors' liability insurance which insures against liabilities that officers and directors of the Registrant, in such capacities, may incur.

     Such 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for improper payment of dividends or redemptions of shares, or (iv) for any breach of a director's duty of loyalty to the company or its stockholders. Article Seventh of the Registrant's certificate of incorporation includes such a provision.


Item 21. Exhibits and Financial Statement Schedules


     The following exhibits are filed pursuant to Item 601 of Regulation S-K.




Exhibit No.                                Description of Exhibit
-------------   ---------------------------------------------------------------------------
   *3.1         Certificate of Incorporation of Russell-Stanley Holdings, Inc.

   *3.2         By-Laws of Russell-Stanley Holdings, Inc.

   *3.3         Amended and Restated Certificate of Incorporation of Russell-Stanley Corp.

   *3.4         By-Laws of Russell-Stanley Corp.

   *3.5         Articles of Incorporation of Container Management Services, Inc.

Exhibit No.                                         Description of Exhibit
-----------------   --------------------------------------------------------------------------------------
      *3.6          By-Laws of Container Management Services, Inc.

      *3.7          Restated Articles of Incorporation of New England Container Co., Inc.

      *3.8          Amended and Restated By-Laws of New England Container Co., Inc.

      *3.9          Articles of Incorporation of Russell-Stanley, Inc.

      *3.10         By-Laws of Russell-Stanley, Inc.

      *3.11         Certificate of Incorporation of RSLPCO, Inc.

      *3.12         By-Laws of RSLPCO, Inc.

      *3.13         Certificate of Limited Partnership of Russell-Stanley, L.P.

      *3.14         Agreement of Limited Partnership of Russell-Stanley, L.P.

      *4.1          Indenture, dated as of February 10, 1999, by and among Russell-Stanley Holdings,
                    Inc., the guarantors named therein and The Bank of New York, as the Trustee

      *4.2          Form of 10-7/8% Senior Subordinated Notes due 2009 (included as part of the
                    Indenture filed as Exhibit 4.1 hereto)

     *5             Opinion of Simpson Thacher & Bartlett

     *10.1          Fifth Amended and Restated Revolving Credit Agreement and Term Loan Agreement,
                    dated as of February 10, 1999, among Russell-Stanley Holdings, Inc. and its subsidiaries, as borrowers, the lenders listed therein and BankBoston, N.A., as administrative agent, and Goldman Sachs Credit Partners, L.P., as syndication agent

     *10.2          Stock Purchase Agreement dated as of July 21, 1998, among Vincent J. Buonanno,
                    New England Container Co., Inc. and Russell-Stanley Holdings, Inc.

     *10.3          Stock Purchase Agreement dated as of July 1, 1997, among Mark E. Daniels, Robert
                    E. Daniels, Mark E. Daniels Irrevocable Family Trust, R.E. Daniels Irrevocable Family
                    Trust, Container Management Services, Inc. and Russell-Stanley Corp.

     *10.4          Share Purchase Agreement dated as of October 24, 1997, among Michael W.
                    Hunter, John D. Hunter, Michael W. Hunter Holdings Inc., John D. Hunter Holdings
                    Inc., Hunter Holdings Inc., 373062 Ontario Limited, Hunter Drums Limited, Russell-
                    Stanley Holdings, Inc. and HDL Acquisition, Inc.

     *10.5          Purchase and Sale Agreement dated as of October 23, 1997, among Smurfit
                    Packaging Corporation, Russell-Stanley Holdings, Inc. and Russell-Stanley Corp.

     *10.6          Vestar Management Agreement, dated as of July 23, 1997, among Russell-Stanley
                    Holdings, Inc., Russell-Stanley Corp., Container Management Services, Inc. and
                    Vestar Capital Partners

    +**10.7         Know How and Patent Licensing Agreement between Mauser-Werke GmbH and
                    Russell-Stanley Corp., dated June 26, 1995

    +**10.8         Licensing Agreement between Mauser-Werke GmbH and Russell-Stanley Corp., dated June 26, 1995

    +**10.9         Know How and Patent Licensing Agreement between Mauser-Werke GmbH and
                    Russell-Stanley Corp., dated June 26, 1995

    +**10.10        Know How and Patent Licensing Agreement between Mauser-Werke GmbH and
                    Hunter Drums Limited, dated July 31, 1996

    +**10.11        Know How and Patent Licensing Agreement between Mauser-Werke GmbH and
                    Hunter Drums Limited, dated July 31, 1996

    +**10.12        Consent and Agreement between Hunter Drums Limited and Mauser-Werke GmbH, dated September 29, 1997

Exhibit No.                                          Description of Exhibit
-----------------   ----------------------------------------------------------------------------------------
     *10.13         1998 Stock Option Plan

     *10.14         Russell-Stanley Holdings, Inc. Management Annual Incentive Compensation Plan
                    1998

     *10.15         Employment Agreement, dated October 30, 1997, among Russell-Stanley Holdings,
                    Inc., Hunter Drums Limited and Michael W. Hunter

     *10.16         Stay Pay Agreement, dated October 30, 1997, among Russell-Stanley Holdings, Inc.,
                    Hunter Drums Limited and Michael W. Hunter

     *10.17         Employment Agreement, dated as of July 23, 1997, between Russell-Stanley
                    Holdings, Inc. and Mark E. Daniels

     *10.18         Stay Pay Agreement, dated as of July 23, 1997, between Russell-Stanley Holdings,
                    Inc. and Mark Daniels

     *10.19         Employment Agreement, dated as of July 23, 1998, between Russell-Stanley
                    Holdings, Inc. and Gerard C. DiSchino

    **10.20         Employment Agreement, dated September 20, 1996, between Russell-Stanley Corp.
                    and Robert Singleton

     *10.21         Services Agreement, dated as of February 10, 1999, between Russell-Stanley
                    Holdings, Inc. and Vincent J. Buonanno

    **10.22         License Agreement between Gallay SA and Hunter Drums Limited, dated February 7,
                    1997

    **10.23         License Agreement between Gallay SA and Hunter Drums Limited, dated April 16,
                    1987

     *12            Computation of Earnings to Fixed Charges

     *21            Subsidiaries of the Company

    **23.1          Consent of Deloitte & Touche LLP, Independent Auditors

    **23.2          Consent of Elliott, Davis & Company, L.L.P., Independent Certified Public
                    Accountants, with respect to Container Management Services, Inc. as of and for the
                    year ended December 31, 1996

     *23.3          Consent of Simpson Thacher & Bartlett (included as part of its opinion filed as Exhibit
                    5 hereto).

     *24            Power of Attorney

     *25            Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee

     *27            Financial Data Schedule for the year ended December 31, 1998

     *99.1          Form of Letter of Transmittal

     *99.2          Form of Notice of Guaranteed Delivery


----------------



 * Previously filed.
** Filed herewith.
 + The registrants have applied for confidential treatment of portions of this Exhibit. Accordingly, portions thereof have been omitted and filed separately.

Item 22. Undertakings


     (a) Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (b) The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more that a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                      RUSSELL-STANLEY HOLDINGS, INC.




                                      By: /s/ Daniel W. Miller
                                          -------------------------------------
                                          Daniel W. Miller
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer



     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                             Title
---------------------------   ---------------------------------------
              *               President, Chief Executive Officer,
-------------------------     Secretary and Director (principal
      Robert L. Singleton     executive officer)

     /s/ Daniel W. Miller     Executive Vice President, Chief
-------------------------     Financial Officer, Treasurer and
        Daniel W. Miller      Director (principal financial officer)

              *               Vice President, Controller
-------------------------     (principal accounting officer)
    Ronald M. Litchkowski

              *               Executive Vice President and
-------------------------     Director
        Mark E. Daniels

              *               Executive Vice President and
-------------------------     Director
       Michael W. Hunter

              *               Chairman of the Board of
-------------------------     Directors
        Robert L. Rosner

              *               Director
-------------------------
        Norman W. Alpert

              *               Director
-------------------------
      Vincent J. Buonanno

              *               Director
-------------------------
     Todd N. Khoury

              *               Director
-------------------------
     Leonard Lieberman

              *               Director
-------------------------
         Kevin Mundt

              *               Director
-------------------------
       Arthur J. Nagle

              *               Director
-------------------------
       Vincent J. Naimoli

              *               Director
-------------------------
      Daniel S. O'Connell

              *               Director
-------------------------
        John W. Priesing

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                       RUSSELL-STANLEY CORP.




                                       By: /s/ Daniel W. Miller
                                           -------------------------------------
                                           Daniel W. Miller
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                             Title
---------------------------   ---------------------------------------
              *               President, Chief Executive Officer
-------------------------     and Director (principal executive
      Robert L. Singleton     officer)


  /s/ Daniel W. Miller        Executive Vice President, Chief
-------------------------     Financial Officer, Treasurer and
        Daniel W. Miller      Director (principal financial officer)


              *               Vice President, Controller and
-------------------------     Secretary (principal accounting
    Ronald M. Litchkowski     officer)

              *               Director
-------------------------
        Robert L. Rosner

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                        RUSSELL-STANLEY, INC.




                                        By: /s/ Daniel W. Miller
                                           ------------------------------------
                                           Daniel W. Miller
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                             Title
---------------------------   ---------------------------------------
              *               President, Chief Executive Officer
-------------------------     and Director (principal executive
   Robert L. Singleton        officer)

   /s/ Daniel W. Miller       Executive Vice President, Chief
-------------------------     Financial Officer, Treasurer and
     Daniel W. Miller         Director (principal financial officer)

              *               Vice President, Controller and
-------------------------     Secretary (principal accounting
   Ronald M. Litchkowski      officer)

              *               Director
-------------------------
      Robert L. Rosner

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                        RSLPCO, INC.




                                        By: /s/ Daniel W. Miller
                                          -------------------------------------
                                          Daniel W. Miller
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                            Title
---------------------------   ------------------------------------
              *               President, Chief Executive Officer,
-------------------------     Secretary and Director (principal
      Robert L. Singleton     executive officer)

     /s/ Daniel W. Miller     Executive Vice President, Chief
-------------------------     Financial Officer, Treasurer and
        Daniel W. Miller      Director (principal financial and
                              accounting officer)

              *               Director
-------------------------
        Robert L. Rosner

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                        RUSSELL-STANLEY, L.P.
                                        By: Russell-Stanley, Inc.,
                                            its General Partner




                                        By: /s/ Daniel W. Miller
                                          -------------------------------------
                                          Daniel W. Miller
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:




         Signature                            Title
---------------------------   ------------------------------------
              *               Director, Russell-Stanley, Inc., as
-------------------------     General Partner
      Robert L. Singleton

     /s/ Daniel W. Miller     Director, Russell-Stanley, Inc., as
-------------------------     General Partner
        Daniel W. Miller

              *               Director, Russell-Stanley, Inc., as
-------------------------     General Partner
        Robert L. Rosner

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                        CONTAINER MANAGEMENT SERVICES, INC.




                                        By: /s/ Daniel W. Miller
                                          -------------------------------------
                                          Daniel W. Miller
                                          Executive Vice President and Chief
                                          Financial Officer




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                           Title
---------------------------   ----------------------------------
              *               President and Director (principal
-------------------------     executive officer)
        Mark E. Daniels

     /s/ Daniel W. Miller     Executive Vice President, Chief
-------------------------     Financial Officer and Director
        Daniel W. Miller      (principal financial officer)

              *               Director
-------------------------
      Robert L. Singleton

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 29, 1999.


                                        NEW ENGLAND CONTAINER CO., INC.




                                        By: /s/ Daniel W. Miller
                                          -------------------------------------
                                          Daniel W. Miller
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary




     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 29th day of April, 1999 by the following persons in the capacities indicated:



         Signature                             Title
---------------------------   ---------------------------------------
              *               President and Director (principal
-------------------------     executive officer)
      Gerard C. DiSchino

     /s/ Daniel W. Miller     Executive Vice President, Chief
-------------------------     Financial Officer, Secretary and
        Daniel W. Miller      Director (principal financial officer)

              *               Vice President, Controller and
-------------------------     Treasurer (principal accounting
       Eugene D. Onofrio      officer)

              *               Director
-------------------------
      Robert L. Singleton

* By: /s/ Daniel W. Miller
     ---------------------
     Daniel W. Miller,
     Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION OF EXHIBIT
   *3.1              Certificate of Incorporation of Russell-Stanley Holdings, Inc.

   *3.2              By-Laws of Russell-Stanley Holdings, Inc.

   *3.3              Amended and Restated Certificate of Incorporation of Russell-Stanley Corp.

   *3.4              By-Laws of Russell-Stanley Corp.

   *3.5              Articles of Incorporation of Container Management Services, Inc.

   *3.6              By-Laws of Container Management Services, Inc.

   *3.7              Restated Articles of Incorporation of New England Container Co., Inc.

   *3.8              Amended and Restated By-Laws of New England Container Co., Inc.

   *3.9              Articles of Incorporation of Russell-Stanley, Inc.

   *3.10             By-Laws of Russell-Stanley, Inc.

   *3.11             Certificate of Incorporation of RSLPCO, Inc.

   *3.12             By-Laws of RSLPCO, Inc.

   *3.13             Certificate of Limited Partnership of Russell-Stanley, L.P.

   *3.14             Agreement of Limited Partnership of Russell-Stanley, L.P.

   *4.1              Indenture, dated as of February 10, 1999, by and among Russell-Stanley Holdings,
                     Inc., the guarantors named therein and The Bank of New York, as the Trustee

   *4.2              Form of 10 7/8% Senior Subordinated Notes due 2009 (included as part of the
                     Indenture filed as Exhibit 4.1 hereto)

   *5                Opinion of Simpson Thacher & Bartlett

  *10.1              Fifth Amended and Restated Revolving Credit Agreement and Term Loan Agreement,
                     dated as of February 10, 1999, among Russell-Stanley Holdings, Inc. and its subsidiaries, as borrowers, the lenders listed therein and BankBoston, N.A., as administrative agent, and Goldman Sachs Credit Partners, L.P., as syndication agent

  *10.2              Stock Purchase Agreement dated as of July 21, 1998, among Vincent J.
                     Buonanno, New England Container Co., Inc. and Russell-Stanley Holdings,
                     Inc.

  *10.3              Stock Purchase Agreement dated as of July 1, 1997, among Mark E.
                     Daniels, Robert E. Daniels, Mark E. Daniels Irrevocable Family Trust, R.E.
                     Daniels Irrevocable Family Trust, Container Management Services, Inc. and
                     Russell-Stanley Corp.

  *10.4              Share Purchase Agreement dated as of October 24, 1997, among Michael
                     W. Hunter, John D. Hunter, Michael W. Hunter Holdings Inc., John D.
                     Hunter Holdings Inc., Hunter Holdings Inc., 373062 Ontario Limited,
                     Hunter Drums Limited, Russell-Stanley Holdings, Inc. and HDL
                     Acquisition, Inc.

  *10.5              Purchase and Sale Agreement dated as of October 23, 1997, among Smurfit
                     Packaging Corporation, Russell-Stanley Holdings, Inc. and Russell-Stanley
                     Corp.

  *10.6              Vestar Management Agreement, dated as of July 23, 1997, among Russell-
                     Stanley Holdings, Inc., Russell-Stanley Corp., Container Management
                     Services, Inc. and Vestar Capital Partners

 +**10.7             Know How and Patent Licensing Agreement between Mauser-Werke
                     GmbH and Russell-Stanley Corp., dated June 26, 1995


 +**10.8             Licensing Agreement between Mauser-Werke GmbH  and Russell-Stanley
                     Corp., dated June 26, 1995

 +**10.9             Know How and Patent Licensing Agreement between Mauser-Werke
                     GmbH and Russell-Stanley Corp., dated June 26, 1995

 +**10.10            Know How and Patent Licensing Agreement between Mauser-Werke
                     GmbH and Hunter Drums Limited, dated July 31, 1996

 +**10.11            Know How and Patent Licensing Agreement between Mauser-Werke
                     GmbH and Hunter Drums Limited, dated July 31, 1996

 +**10.12            Consent and Agreement between Hunter Drums Limited and Mauser-Werke GmbH, dated
                     September 29, 1997

  *10.13             1998 Stock Option Plan

  *10.14             Russell-Stanley Holdings, Inc. Management Annual Incentive Compensation
                     Plan 1998

  *10.15             Employment Agreement, dated October 30, 1997, among Russell-Stanley
                     Holdings, Inc., Hunter Drums Limited and Michael W. Hunter

  *10.16             Stay Pay Agreement, dated October 30, 1997, among Russell-Stanley
                     Holdings, Inc., Hunter Drums Limited and Michael W. Hunter

  *10.17             Employment Agreement, dated as of July 23, 1997, between Russell-Stanley
                     Holdings, Inc. and Mark E. Daniels

  *10.18             Stay Pay Agreement, dated as of July 23, 1997, between Russell-Stanley
                     Holdings, Inc. and Mark Daniels

  *10.19             Employment Agreement, dated as of July 23, 1998, between Russell-Stanley
                     Holdings, Inc. and Gerard C. DiSchino

 **10.20             Employment Agreement, dated September 20, 1996, between Russell-Stanley
                     Corp. and Robert Singleton

  *10.21             Services Agreement, dated as of February 10, 1999, between Russell-Stanley
                     Holdings, Inc. and Vincent J. Buonanno

 **10.22             License Agreement between Gallay SA and Hunter Drums Limited, dated February 7, 1997

 **10.23             License Agreement between Gallay SA and Hunter Drums Limited, dated April 16, 1987

  *12                Computation of Earnings to Fixed Charges

  *21                Subsidiaries of the Company

 **23.1              Consent of Deloitte & Touche LLP, Independent Auditors

 **23.2              Consent of Elliot, Davis & Company, L.L.P., Independent Certified Public Accountants,
                     with respect to Container Management Services, Inc. as of and for the year ended
                     December 31, 1996

  *23.3              Consent of Simpson Thacher & Bartlett (included as part of its opinion filed as
                     Exhibit 5 hereto).

  *24                Power of Attorney

  *25                Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of
                     The Bank of New York, as Trustee

  *27                Financial Data Schedule for the year ended December 31, 1998

  *99.1              Form of Letter of Transmittal

  *99.2              Form of Notice of Guaranteed Delivery



 * Previously filed.
** Filed herewith.
 + The registrants have applied for confidential treatment of portions of this Exhibit. Accordingly, portions thereof have been omitted and filed separately.